DEAN WITTER SHORT-TERM BOND FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                  10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995

DEAR SHAREHOLDER:

During the past six months, interest rates fell by as much as one percentage point on indications that the U.S. economy's recovery was moderating. With inflation remaining subdued, the Federal Reserve Board's confidence in a "soft landing" -- under which the economy grows at a rate sufficient to ward off a recession, while preventing excessive inflation and high interest rates -- was highlighted in July by a 0.25 percentage point reduction in the federal-funds rate to 5.75 percent. (The federal-funds rate is the interest rate banks charge each other for overnight loans.)

In the fall, anticipation of meaningful balanced budget legislation, coupled with concern over consumers' willingness to continue to support the economy, led investors to believe that additional central-bank easing would occur before year-end. Although the economy was reported to have grown by more than 4 percent during the third quarter of 1995, fourth-quarter growth estimates are being tempered by slackening retail sales -- both in department stores and in automobile showrooms -- as well as reduced activity in the manufacturing sector. On October 31, 1995, one-year U.S. Treasury bills were yielding 5.54 percent, down more than 0.75 percentage points compared to six months earlier. Similarly, two- and five-year U.S. Treasury notes were yielding only 5.61 and 5.81 percent, respectively, approximately one percentage point below their April 30, 1995 levels.

PERFORMANCE AND PORTFOLIO

Over the last six months, Dean Witter Short-Term Bond Fund's net assets grew by more than $7.6 million, or approximately 25 percent. On October 31, 1995, the Fund had net assets in excess of $37 million. Approximately $1.4 million of this increase was attributable to price appreciation of the securities held in the portfolio. For the six-month period ended October 31, 1995 the Fund produced a total return of 5.26 percent, versus 4.89 percent for the average short-term corporate bond fund as measured by Lipper Analytical Services, Inc. That performance

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

ranked the Fund #50 out 153 short-term investment-grade debt funds, based on total return and including reinvestment of dividends. During the same period, the Lehman Brothers Short (1-5) Investment Grade Debt Index posted a total return of 6.11 percent. (The Index is unmanaged and should not be considered an investment. Its performance does not include any expenses, fees or charges.) The investment manager has waived fees and assumed all expenses (except brokerage fees) since the Fund's inception on January 10, 1994, and will continue to waive fees and assume expenses until December 31, 1995. After that date, through December 31, 1996, the expense waiver will be capped at 100 basis points (1.00 percent). Had expenses not been waived during the six-month period under review, the Fund's total return for the six months ended October 31, 1995 would have been 4.43 percent.

The Fund's performance compared to its Lipper peer group was aided by the portfolio's modestly longer average maturity and duration early in the period under review relative to the majority of comparable funds. The Fund's emphasis on higher-yielding corporate bonds and mortgage-backed securities and the portfolio managers' desire to maintain cash reserves at less than 10 percent for most of the period was also a positive influence. A sizable amount of new subscriptions in mid to late October resulted in a substantially higher cash position at the end of the period. It is expected that the portfolio's level of temporary cash reserves will be reduced as attractive opportunities arise in the corporate, U.S. agency and mortgage-backed securities sectors.

During the past six months, positive corporate activity enabled the portfolio managers to add to the Fund's holdings in the electric utilities, industrial and financial services sectors, while commitments to banks and Yankees (dollar-denominated securities issued in the United States by foreign entities) were reduced. The average quality rating of the corporate-bond portfolio improved during the last six months as the percentage of bonds rated "A" or better by Standard & Poor's Corp. or Moody's Investors Service, Inc., rose to 66 percent from 48 percent. On October 31, 1995, the Fund maintained approximately 45 percent of its holdings in investment-grade corporate bonds, 34 percent in U.S. government securities, 3 percent in non-investment grade corporate bonds and 18 percent in money-market securities.

GLOBAL SECTOR

Over the course of the past six months the Fund has purchased only U.S. dollar denominated investments. This has been due to the extreme volatility in the Mexican peso and the Canadian dollar, the former plagued by economic problems and the latter associated with uncertainty surrounding the potential separation of Quebec from Canada. As set forth by the Fund's prospectus,

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

not more than 25 percent of total assets may be invested in securities issued by foreign corporations and governments. As of October 31, 1995, 0 percent of the Fund's total assets was invested in non-U.S. securities.

U.S. GOVERNMENT/MORTGAGE-BACKED SECTOR

As interest rates declined, five-year balloon mortgage-backed securities and certain U.S. Treasury positions were added to the portfolio. In the current market environment, and as market conditions warrant, the portfolio managers will continue to pursue a diversified strategy in these sectors by purchasing those securities that enhance both the Fund's current yield and its total-return potential.

As of October 31, 1995, this sector of the Fund was well diversified with 10.2 percent in mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (FHLMC), 9.5 percent in U.S. Treasury securities and 14.3 percent invested in U.S. government agency securities.

LOOKING AHEAD

In the final quarter of 1995, the economy appears to be growing at an acceptable pace with little reason to expect an increase in inflation -- a true soft landing. The Federal Reserve Board will continue to focus on the strength of the economy in determining its future strategy. While the central bank does not expect a balanced-budget resolution to have a near-term economic impact, fiscal restraint will likely be rewarded with monetary easing. A continued reduction in consumer spending through year-end could serve as further impetus for a short-term interest rate reduction. We will continue to monitor economic and political events for signs of a shift in the direction of interest rates.

We appreciate your ongoing support of Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                           COUPON          MATURITY
 THOUSANDS                                            RATE             DATE               VALUE
----------------------------------------------------------------------------------------------------

             CORPORATE BONDS (48.2%)
             AUTOMOTIVE FINANCE (4.0%)
 $     500   Ford Motor Credit Co.................      5.625%       12/15/98         $      492,570
     1,000   General Motors Acceptance Corp.......      7.75         04/15/97              1,021,410
                                                                                      --------------
                                                                                           1,513,980
                                                                                      --------------
             BANK HOLDING COMPANIES (7.5%)
     1,000   Bankers Trust New York Corp..........      7.25         11/01/96              1,010,390
       500   Chase Manhattan Corp.................      7.50         12/01/97                514,750
       625   Integra Financial Corp...............      6.50         04/15/00                625,906
       608   Midlantic Corp.......................      9.25         09/01/99                669,110
                                                                                      --------------
                                                                                           2,820,156
                                                                                      --------------
             BANKS - INTERNATIONAL (2.7%)
     1,000   Kansallis-Osake Pankki (Finland).....      6.125        05/15/98                998,583
                                                                                      --------------
             BROKERAGE (1.4%)
       500   Lehman Brothers Holdings, Inc........      7.625        07/15/99                516,620
                                                                                      --------------
             COMPUTER EQUIPMENT (1.4%)
       500   Unisys Corp..........................     13.50+        07/01/97                508,750
                                                                                      --------------
             FINANCIAL (2.7%)
       500   Allstate Corp........................      5.875        06/15/98                497,095
       500   Paine Webber Group, Inc..............      6.25         06/15/98                496,810
                                                                                      --------------
                                                                                             993,905
                                                                                      --------------
             FINANCIAL SERVICES (1.4%)
       500   Golden West Financial Corp...........      7.875        01/15/02                532,850
                                                                                      --------------
             FOOD DISTRIBUTION (1.4%)
       500   Great Atlantic & Pacific Tea Co.,
             Inc..................................      9.125        01/15/98                521,260
                                                                                      --------------
             INDUSTRIALS (14.2%)
     1,000   Chrysler Corp........................     10.40         08/01/99              1,067,480
       600   Comdisco, Inc........................      9.75         01/15/97                625,104
       500   Grand Metropolitan Investment
             Corp.................................      8.125        08/15/96                508,515
     1,000   Hertz Corporation....................      9.50         05/15/98              1,075,570
     1,000   Sears, Roebuck & Co..................      6.50         06/15/00              1,007,540
       500   Time Warner, Inc.....................      7.45         02/01/98                509,380
       500   Xerox Corp...........................      9.20         07/15/99                510,200
                                                                                      --------------
                                                                                           5,303,789
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                           COUPON          MATURITY
 THOUSANDS                                            RATE             DATE               VALUE
----------------------------------------------------------------------------------------------------
             TRANSPORTATION (2.2%)
 $     300   AMR Corp.............................      8.10 %       11/01/98         $      313,140
       500   Union Pacific Corp...................      7.375        05/15/01                522,540
                                                                                      --------------
                                                                                             835,680
                                                                                      --------------
             UTILITIES - ELECTRIC (9.3%)
       500   Commonwealth Edison Co...............      6.50         04/15/00                501,300
       535   Commonwealth Edison Co...............      7.625        02/15/03                544,015
       500   Consolidated Edison Co. of N.Y.,
             Inc..................................      5.90         12/15/96                499,625
       370   Consumers Power Co...................      8.875        11/15/99                400,114
       500   Long Island Lighting Co..............      6.25         07/15/01                463,850
       500   Pacific Gas & Electric Co............      5.75         12/01/98                492,785
       575   Public Service Co. of New
             Hampshire............................      8.875        05/15/96                581,808
                                                                                      --------------
                                                                                           3,483,497
                                                                                      --------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $18,272,671)..........................................      18,029,070
                                                                                      --------------

             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (34.0%)
             MORTGAGE PASS-THROUGH SECURITIES (10.2%)
     1,000   Federal Home Loan Mortgage Corp. PC
             Gold.................................      6.50             *                   964,735
     2,797   Federal Home Loan Mortgage Corp. PC
             Gold.................................      6.50     05/01/99-06/01/99         2,849,384
                                                                                      --------------
                                                                                           3,814,119
                                                                                      --------------
             U.S. GOVERNMENT AGENCIES (14.3%)
       500   Federal Home Loan Banks..............      6.20         06/29/98                500,133
     2,000   Federal Home Loan Mortgage Corp......      8.05         01/06/97              2,006,846
     1,000   Federal Home Loan Mortgage Corp......      6.905        05/02/97              1,000,156
     2,000   Federal National Mortgage Assoc.
             Principal Strip......................      0.00         12/20/01              1,860,625
                                                                                      --------------
                                                                                           5,367,760
                                                                                      --------------
             U.S. GOVERNMENT OBLIGATIONS (9.5%)
     1,000   U.S. Treasury Note...................      6.00         08/31/97              1,005,782
     1,000   U.S. Treasury Note...................      5.75         09/30/97              1,002,031
       500   U.S. Treasury Note...................      5.125        04/30/98                493,672
     1,000   U.S. Treasury Note...................      7.125        02/29/00              1,049,063
                                                                                      --------------
                                                                                           3,550,548
                                                                                      --------------

             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
             (IDENTIFIED COST $12,669,397)..........................................      12,732,427
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                           COUPON          MATURITY
 THOUSANDS                                            RATE             DATE               VALUE
----------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (18.9%)
             U.S. GOVERNMENT AGENCIES (a) (13.9%)
 $   3,200   Federal Home Loan Mortgage Corp......      5.62 %   11/13/95-11/20/95    $    3,191,820
     2,000   Federal National Mortgage Assoc......      5.64         11/14/95              1,995,926
                                                                                      --------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $5,187,747)............................................       5,187,746
                                                                                      --------------

             REPURCHASE AGREEMENT (5.0%)
     1,872   The Bank of New York (dated 10/31/95;
             proceeds $1,872,131; collateralized
             by $2,285,750 Federal National
             Mortgage Assoc. 6.00% due 07/25/22
             valued at $2,000,236) (Identified
             Cost $1,871,829).....................      5.80         11/01/95              1,871,829
                                                                                      --------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $7,059,575)...........................................       7,059,575
                                                                                      --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $38,001,644) (B)............      101.1%   37,821,072

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS.......................................       (1.1)     (412,589)
                                                   -----   -----------

NET ASSETS...................................      100.0%  $37,408,483
                                                   -----   -----------
                                                   -----   -----------

---------------------
PC   Participation Certificate.
 * Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 +   Adjustable rate. Rate shown is the rate in effect at October 31, 1995.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $38,001,644; the aggregate gross unrealized appreciation is $167,375 and the aggregate gross unrealized depreciation is $347,947, resulting in net unrealized depreciation of $180,572.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $38,001,644).............................  $           37,821,072
Cash........................................................                 420,019
Receivable for:
    Interest................................................                 575,663
    Shares of beneficial interest sold......................                 288,230
Deferred organizational expenses............................                 102,293
Receivable from affiliate...................................                  35,270
Prepaid expenses and other assets...........................                  25,875
                                                                        ------------

     TOTAL ASSETS...........................................              39,268,422
                                                                        ------------

LIABILITIES:
Payable for:
    Investments purchased...................................               1,565,210
    Shares of beneficial interest repurchased...............                 124,478
    Dividends to shareholders...............................                  23,579
Organizational expenses.....................................                 102,293
Accrued expenses and other payables.........................                  44,379
                                                                        ------------

     TOTAL LIABILITIES......................................               1,859,939
                                                                        ------------

NET ASSETS:
Paid-in-capital.............................................              39,020,420
Net unrealized depreciation.................................                (180,572)
Accumulated undistributed net investment income.............                 108,574
Accumulated net realized loss...............................              (1,539,939)
                                                                        ------------

     NET ASSETS.............................................  $           37,408,483
                                                                        ------------
                                                                        ------------

NET ASSET VALUE PER SHARE,
  3,875,082 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                               $9.65
                                                              ----------------------
                                                              ----------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $1,045,472
                                                              ----------

EXPENSES
Investment management fee...................................     103,836
Professional fees...........................................      25,874
Shareholder reports and notices.............................      16,536
Organizational expenses.....................................      16,087
Trustees' fees and expenses.................................       9,636
Custodian fees..............................................       7,827
Transfer agent fees and expenses............................       7,505
Registration fees...........................................       1,068
Other.......................................................         850
                                                              ----------

     TOTAL EXPENSES BEFORE AMOUNTS WAIVED/ASSUMED...........     189,219

     LESS: AMOUNTS WAIVED/ASSUMED...........................    (189,219)
                                                              ----------

     TOTAL EXPENSES AFTER AMOUNTS WAIVED/ASSUMED............      --
                                                              ----------

     NET INVESTMENT INCOME..................................   1,045,472
                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................    (131,351)
Net change in unrealized depreciation.......................     595,494
                                                              ----------

     NET GAIN...............................................     464,143
                                                              ----------

NET INCREASE................................................  $1,509,615
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX MONTHS
                                                                    ENDED           FOR THE YEAR
                                                               OCTOBER 31, 1995        ENDED
                                                                 (UNAUDITED)       APRIL 30, 1995
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................     $ 1,045,472        $   2,882,945
Net realized loss...........................................        (131,351)          (2,020,148)
Net change in unrealized depreciation.......................         595,494              738,462
                                                              ------------------   --------------

     NET INCREASE...........................................       1,509,615            1,601,259
                                                              ------------------   --------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................        (926,546)          (2,314,420)
Paid-in-capital.............................................        --                    (46,360)
                                                              ------------------   --------------

     TOTAL..................................................        (926,546)          (2,360,780)
                                                              ------------------   --------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................       7,007,577          (12,825,279)
                                                              ------------------   --------------

     TOTAL INCREASE (DECREASE)..............................       7,590,646          (13,584,800)

NET ASSETS:
Beginning of period.........................................      29,817,837           43,402,637
                                                              ------------------   --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
    DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
    $108,574 AND $10,352, RESPECTIVELY).....................     $37,408,483        $  29,817,837
                                                              ------------------   --------------
                                                              ------------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995 (UNAUDITED) CONTINUED

included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $160,000 which will be reimbursed, exclusive of any amounts assumed. Such  expenses  have been  deferred  and  are being  amortized  on  the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995 (UNAUDITED) CONTINUED

The Investment Manager has undertaken to assume all expenses (except for brokerage fees) and waive the compensation provided for in the Agreement until such time as the Fund has $50 million of net assets or until December 31, 1995, whichever comes first.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended October 31, 1995 were $11,128,769 and $7,157,762, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $5,971,759 and $3,076,027, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                                                                         OCTOBER 31, 1995               APRIL 30, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,163,132   $   20,829,596     1,807,698   $ 17,153,744
Reinvestment of dividends........................................       74,717          718,297       215,629      2,044,701
                                                                   -----------   --------------   -----------   ------------
                                                                     2,237,849       21,547,893     2,023,327     19,198,445
Repurchased......................................................   (1,513,933)     (14,540,316)   (3,382,816)   (32,023,724)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................      723,916   $    7,007,577    (1,359,489)  $(12,825,279)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

5. FEDERAL INCOME TAX STATUS

At April 30, 1995, the Fund had a net capital loss carryover of approximately $378,000 which will be available through April 30, 2003 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $369,000 and $662,000, respectively during fiscal 1995. As of April 30, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences attributable to foreign currency losses.

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE
                                     FOR THE                PERIOD
                                    SIX MONTHS   FOR THE    JANUARY
                                      ENDED       YEAR     10, 1994*
                                     OCTOBER      ENDED     THROUGH
                                     31, 1995   APRIL 30,  APRIL 30,
                                    (UNAUDITED)   1995       1994
--------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $    9.46   $   9.62   $  10.00
                                    ----------  ---------  ---------

Net investment income..............      0.33       0.77       0.21
Net realized and unrealized gain
 (loss)............................      0.16      (0.33)     (0.40)
                                    ----------  ---------  ---------

Total from investment operations...      0.49       0.44      (0.19)
                                    ----------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........     (0.30)     (0.59)     (0.19)
   Paid-in-capital.................    --          (0.01)     --
                                    ----------  ---------  ---------

Total dividends and
 distributions.....................     (0.30)     (0.60)     (0.19)
                                    ----------  ---------  ---------

Net asset value, end of period..... $    9.65   $   9.46   $   9.62
                                    ----------  ---------  ---------
                                    ----------  ---------  ---------

TOTAL INVESTMENT RETURN............      5.26%(1)     4.76%    (2.01)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................        --%   (5)       --%(4)       --%(2)(3)

Net investment income..............      7.66%   (5)     7.64%(4)     6.36%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................    $37,408    $29,818    $43,403

Portfolio turnover rate............        27%(1)       74%        9%(1)

---------------------
 *   Commencement of operations.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 1.55% and 4.81%, respectively.
(4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 1.05% and 6.59%, respectively.
(5) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 1.39% and 6.27%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER SHORT-TERM BOND FUND


[Graphic]


SEMIANNUAL REPORT
OCTOBER 31, 1995